EXHIBIT 32.0
Section 1350 CERTIFICATION
Pursuant to 18 U.S.C. Section 1350
Each of, Ronald B. Geib, Chief Executive Officer and Brendan J. McGill, Executive Vice President and Chief Operating and Financial Officer, of Harleysville Savings Financial Corporation (the “Company”), hereby certify that:
(1)
The Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended June 31, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Ronald B. Geib
Ronald B. Geib
Chief Executive Officer

By:	/s/ Brendan J. McGill
Brendan J. McGill
Executive Vice President and Chief Operating and Financial Officer
Date: August 12, 2011

Note:
A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to Harleysville Savings Financial Corporation and will be retained by Harleysville Savings Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.